                                                                    EXHIBIT 10.1

                              SAS HOLDINGS, INC.

         Written Consent in Lieu of 1996 Annual Meeting of Stockholders
         --------------------------------------------------------------

                                 April 24, 1996


     The undersigned, being the holders of not less than a majority of the issued and outstanding shares of Common Stock, par value $.01 per share, of SAS Holdings, Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following votes and agree that said votes shall have the same effect as if duly adopted at a meeting of the stockholders of the Corporation held for that purpose provided:

Amendment of Certificate of Incorporation
- -----------------------------------------

     VOTED:  To amend the Second Amended and Restated Certificate of
     -----
             Incorporation as follows:

             (i) Article I of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                       "The name of the Corporation is ANSYS, Inc."

             (ii) the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

                   "The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-Two Million Eight Hundred (22,000,800), consisting of Eight Hundred (800) shares of 10% Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), Twenty Million (20,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Two Million (2,000,000) shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock")."

Amendment and Restatement of Certificate of Incorporation
- ---------------------------------------------------------

     VOTED:  To amend and restate the Second Amended and Restated
     -----
             Certificate of Incorporation of the Corporation by approving and adopting the form of Third Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A (such
                                                                 ---------
             amendment and
             restatement to be effective subject to and substantially contemporaneous with the effectiveness of the Corporation's initial public offering), which, among other things, establishes a classified Board of Directors of the Corporation with the Directors serving in the classes and having the terms set forth below:

             Class I - Term expires at Annual Meeting held in 1997:
             -------

                   Peter J. Smith
                   Dr. John A. Swanson

             Class II - Term expires at Annual Meeting held in 1998:
             --------

                   Roger J. Heinen, Jr.
                   Roger B. Kafker
                   Jacqueline C. Morby

             Class III - Term expires at Annual Meeting held in 1999:
             ---------

                   Gary B. Eichhorn
                   John F. Smith

Elimination of Class A Common Stock and 10% Redeemable Preferred Stock
- ----------------------------------------------------------------------

     VOTED:  To authorize the Board of Directors of the Corporation to
     -----
             file, following the closing of the Corporation's initial public offering and the redemption of all of the shares of the Corporation's 10% Redeemable Preferred Stock (the "Redeemable Preferred Stock") in connection therewith, a certificate with the Secretary of State of the State of Delaware stating that reissuance of any shares of Redeemable Preferred Stock is prohibited, identifying the shares and reciting their retirement.

     VOTED:  To authorize the Board of Directors of the Corporation to
     -----
             file, following the closing of the Corporation's initial public offering and the conversion of all of the shares of the Corporation's Class A Common Stock (the "Class A Common Stock") into shares of the Corporation's Common Stock in connection therewith, a certificate with the Secretary of State of the State of Delaware stating that reissuance of any shares of Class A Common Stock is prohibited, identifying the shares and reciting their retirement.

1996 Stock Option and Grant Plan
- --------------------------------

     VOTED:  To approve and adopt the Corporation's 1996 Stock Option and
     -----
             Grant Plan, in substantially the form attached hereto as Exhibit B.
                                                                      ---------

Employee Stock Purchase Plan
- ----------------------------

     VOTED:  To approve and adopt the Corporation's Employee Stock Purchase
     -----
             Plan, in substantially the form attached hereto as Exhibit C.
                                                                ---------

Amendment of 1994 Stock Option and Grant Plan
- ---------------------------------------------

     VOTED:  To approve amendments to the Corporation's 1994 Stock Option
     -----
             and Grant Plan, as amended (the "Plan") to provide that non-qualified options to purchase shares of Class A Common Stock may be granted to independent directors of the Corporation, that such options shall be transferable to the extent permitted in the relevant option agreement (provided that they shall remain subject to vesting, if applicable, following transfer with respect to the continued service to the Corporation of the relevant optionee), and that the vesting of such options shall be automatically accelerated upon the occurrence of any of the transactions described in Section 8 of the Plan; with all provisions of the Plan that relate to the foregoing, including without limitation Sections 1, 4, 5 and 8 of the Plan, being deemed modified to reflect the foregoing.

Directors:
- ---------

     VOTED:  To fix the number of Directors at seven and to elect the
     -----
             following persons as Directors of the Corporation:

                   Peter J. Smith
                   Dr. John A. Swanson
                   Gary B. Eichhorn
                   Roger J. Heinen, Jr.
                   Roger B. Kafker
                   Jacqueline C. Morby
                   John F. Smith

     VOTED:   To ratify all actions taken by the Board of Directors on behalf
     -----
              of the Corporation since the last meeting of stockholders.

General
- -------

     VOTED:  That the Secretary of the Corporation be directed to file this
     -----
             Consent with the records of meetings of the stockholders of the Corporation.

EXECUTED as of the dates set forth below.


                                       ADVENT ATLANTIC AND PACIFIC II
                                       LIMITED PARTNERSHIP

                                       By:  TA Associates AAP II Partners,
                                            its General Partner
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal


                                       CHESTNUT CAPITAL
                                       INTERNATIONAL III L.P.

                                       By:  TA Associates VI L.P.,
                                            its Attorney-in-Fact
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal


                                       ADVENT INDUSTRIAL II L.P.

                                       By:  TA Associates VI L.P.,
                                            its General Partner
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal

                                       ADVENT NEW YORK L.P.

                                       By:  TA Associates VI L.P.,
                                            its General Partner
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal


                                       TA VENTURE INVESTORS LIMITED
                                       PARTNERSHIP

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal


                                       ADVENT VII L.P.

                                       By:  TA Associates VII L.P.,
                                            its General Partner
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal

                                       CHESTNUT III LIMITED
                                       PARTNERSHIP

                                       By:  TA Associates VI L.P.,
                                            its Attorney-in-Fact
                                       By:  TA Associates, Inc.,
                                            its General Partner

                                                         *
                                       -----------------------------------------
                                       Roger B. Kafker
                                       Principal

/s/ * Roger B. Kafker
- -----------------------------------
Roger B. Kafker

                                       /s/ Marcia A. Morton
                                       -----------------------------------------
                                       Marcia A. Morton


                                       /s/ Peter J. Smith
                                       -----------------------------------------
                                       Peter J. Smith


                                       /s/ Dr. John A. Swanson
                                       -----------------------------------------
                                       Dr. John A. Swanson